CoreVest American Finance 2019-2 Trust
Mortgage Pass-Through Certificates
Mortgage Loan and Sample Property Agreed-Upon Procedures

Report To:

CF CoreVest Purchaser LLC
CoreVest American Finance Depositor LLC
Goldman Sachs & Co. LLC
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC

19 June 2019

Report of Independent Accountants on Applying Agreed-Upon Procedures

CF CoreVest Purchaser LLC c/o Fortress Investment Group 1345 Avenue of the Americas, 46th Floor New York, New York 10105	Goldman Sachs & Co. LLC 200 West Street New York, New York 10282
CoreVest American Finance Depositor LLC 575 Fifth Avenue, 14th Floor New York, New York 10019	Morgan Stanley & Co. LLC 1585 Broadway, 4th Floor New York, New York 10036
Wells Fargo Securities, LLC 375 Park Avenue New York, New York 10152

Re:	CoreVest American Finance 2019-2 Trust (the “Issuing Entity”)
Mortgage Pass-Through Certificates (the “Certificates”)
Mortgage Loan and Sample Property Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist CoreVest American Finance Depositor LLC (the “Depositor”) with respect to certain information relating to the Mortgage Loans and certain Mortgaged Properties (both as defined in Attachment A) relating to the Issuing Entity’s securitization transaction.  This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, CF CoreVest Purchaser LLC (“CoreVest”), on behalf of the Depositor, provided us with:
a.	Certain electronic data files containing information relating to the Mortgage Loans (the “Mortgage Loan Data Files”),
b.	Certain electronic data files containing information relating to the Mortgaged Properties (the “Property Data Files,” together with the Mortgage Loan Data Files, the “Data Files”),
c.	Electronic copies of the loan files for the Mortgage Loans and certain Mortgaged Properties which contain copies of:
i.	Various source documents relating to the Mortgage Loans (the “Mortgage Loan Source Documents”) and
ii.
Appraisal or desktop review reports (collectively, the “Appraisals”) and/or broker price opinions (the “BPOs,” together with the Appraisals, the “Property Source Documents”) relating to certain Mortgaged Properties,

d.
An electronic data file labeled “MSA List by Zip Code.xlsx” (the “MSA Support File,” together with the Property Source Documents, the “Property Sources”) which contains metropolitan statistical area information for certain zip codes,

e.
A schedule (the “Property Sampling Schedule”), certain information from which is shown on Exhibit 2 to Attachment A, that CoreVest, on behalf of the Depositor, indicated contains a list of loan identification numbers (each, a “Loan ID”) corresponding to certain fixed-rate mortgage loans,

f.
A list of characteristics on the Property Data Files (the “Property Sample Characteristics”), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Property Sources,

g.
A list of characteristics on the Mortgage Loan Data Files (the “Compared Mortgage Loan Characteristics”), which are listed on Exhibit 9 to Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Mortgage Loan Source Documents,

h.
A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to recalculate using information on the Data Files,

i.
A list of characteristics on the Mortgage Loan Data Files (the “Provided Mortgage Loan Characteristics”), which are listed on Exhibit 10 to Attachment A, on which CoreVest, on behalf of the Depositor, instructed us to perform no procedures,

j.	A draft of the preliminary confidential offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
k.            Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Depositor is responsible for the Data Files, Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Property Sample Characteristics, Compared Mortgage Loan Characteristics, Recalculated Characteristics, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Data Files.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular or any other information provided to us by CoreVest, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to: (a) the existence of the Mortgage Loans and Mortgaged Properties, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by CoreVest, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originators of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Mortgage Loans or Mortgaged Properties would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

19 June 2019

Attachment A Page 1 of 14

Background

For the purpose of the procedures described in this report, CoreVest, on behalf of the Depositor, indicated that:
a.	The primary assets of the Issuing Entity will be 83 fixed-rate mortgage loans (the “Mortgage Loans”),
b.	The Mortgage Loans are secured by first liens on 2,286 mortgaged properties (the “Mortgaged Properties”) which consist of:
i.	1,802 single-family residential properties,
ii.	176 2-4 unit residential properties,
iii.	39 townhomes,
iv.	235 condominiums,
v.	33 multifamily properties and
vi.	1 mixed use property.

Procedures performed and our associated findings

1.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled “Active Term Data Tape 2019-2 v69 - SENT TO EY.xlsb” and the corresponding record layout and decode information (“Preliminary Property Data File 1”) that CoreVest, on behalf of the Depositor, indicated contains information relating to 2,996 mortgaged properties (the “Preliminary Properties 1”) that secure 116 mortgage loans (the “Preliminary Mortgage Loans 1”).

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of Preliminary Properties 1 from Preliminary Property Data File 1 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph of this Item 1.

For each of the 47 Preliminary Mortgage Loans 1 listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
a.	Multiply 25% by the number of Preliminary Properties 1 which:
i.	Secure such Preliminary Mortgage Loan 1 and
ii.	Have “Y” for the “parent Y/N” characteristic, as shown on Preliminary Property Data File 1,
b.	Round the value computed in a. above up to the nearest integer and
c.	Select a random sample of Preliminary Properties 1 from Preliminary Property Data File 1 equal to the number computed in b. above from the population of Preliminary Properties 1 which:
i.	Secure such Preliminary Mortgage Loan 1 and
ii.	Have “Y” for the “parent Y/N” characteristic, as shown on Preliminary Property Data File 1.

Attachment A Page 2 of 14

1.  (continued)

The application of the sample selection methodology described in the preceding paragraph of this Item 1. resulted in the selection of 342 Preliminary Properties 1 from Preliminary Property Data File 1 (the “Sample Properties 1”).  The Sample Properties 1 are shown on Exhibit 1 to Attachment A.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Sample Properties 1 from Preliminary Property Data File 1, or the basis of the inclusion of the 47 Preliminary Mortgage Loans 1 on the Property Sampling Schedule.  We performed no procedures relating to the Preliminary Mortgage Loans 1 that were not included on Property Sampling Schedule.

For the purpose of the procedures described in this report, the 342 Sample Properties 1 are referred to as Sample Property Numbers 1 through 342.

2.
For each Sample Property 1, we compared the characteristics listed on Exhibit 3 to Attachment A (the “Base Property Sample Characteristics”), as shown on Preliminary Property Data File 1, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes to Exhibit 3 to Attachment A.  The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A.  Except for the information shown on Exhibit 4 to Attachment A, all such compared information was in agreement.

For the purpose of the procedures described in this Item 2., all references to the “Sample Properties” and “Property Data File” in the notes to Exhibit 3 to Attachment A refer to the “Sample Properties 1” and “Preliminary Property Data File 1,” respectively.

3.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled “Active Term Data Tape 2019-2 v83-External.xlsb” and the corresponding record layout and decode information (“Preliminary Property Data File 2”) that CoreVest, on behalf of the Depositor, indicated contains information relating to 2,812 mortgaged properties (the “Preliminary Properties 2”) that secure 112 mortgage loans (the “Preliminary Mortgage Loans 2”).

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of Preliminary Properties 2 from Preliminary Property Data File 2 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph of this Item 3.

Attachment A Page 3 of 14

3.  (continued)

For each of the 30 Preliminary Mortgage Loans 2 listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
a.	Multiply 25% by the number of Preliminary Properties 2 which:
i.	Secure such Preliminary Mortgage Loan 2 and
ii.	Have “Y” for the “parent Y/N” characteristic, as shown on Preliminary Property Data File 2,
b.	Round the value computed in a. above up to the nearest integer and
c.	Select a random sample of Preliminary Properties 2 from Preliminary Property Data File 2 equal to the number computed in b. above from the population of Preliminary Properties 2 which:
i.	Secure such Preliminary Mortgage Loan 2 and
ii.	Have “Y” for the “parent Y/N” characteristic, as shown on Preliminary Property Data File 2.
The application of the sample selection methodology described in the preceding paragraph of this Item 3. resulted in the selection of 223 Preliminary Properties 2 from Preliminary Property Data File 2 (the “Sample Properties 2”).  The Sample Properties 2 are shown on Exhibit 1 to Attachment A.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Sample Properties 2 from Preliminary Property Data File 2, or the basis for the inclusion of the 30 Preliminary Mortgage Loans 2 on the Property Sampling Schedule.  We performed no procedures relating to the Preliminary Mortgage Loans 2 that were not included on the Property Sampling Schedule.

For the purpose of the procedures described in this report, the 223 Sample Properties 2 are referred to as Sample Property Numbers 343 through 565.

4.
For each Sample Property 2, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on Preliminary Property Data File 2, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes to Exhibit 3 to Attachment A.  The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A.  Except for the information shown on Exhibit 5 to Attachment A, all such compared information was in agreement.

For the purpose of the procedures described in this Item 4., all references to the “Sample Properties” and “Property Data File” in the notes to Exhibit 3 to Attachment A refer to the “Sample Properties 2” and “Preliminary Property Data File 2,” respectively.

Attachment A Page 4 of 14

5.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled “Active Term Data Tape 2019-2 v91 - External.xlsb” and the corresponding record layout and decode information (“Preliminary Property Data File 3”) that CoreVest, on behalf of the Depositor, indicated contains information relating to 2,335 mortgaged properties (the “Preliminary Properties 3”) that secure 84 mortgage loans (the “Preliminary Mortgage Loans 3”).

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of Preliminary Properties 3 from Preliminary Property Data File 3 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph of this Item 5.

For each of the 4 (four) Preliminary Mortgage Loans 3 listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
a.	Multiply 25% by the number of Preliminary Properties 3 which:
i.	Secure such Preliminary Mortgage Loan 3 and
ii.	Have “Y” for the “parent Y/N” characteristic, as shown on Preliminary Property Data File 3,
b.	Round the value computed in a. above up to the nearest integer and
c.	Select a random sample of Preliminary Properties 3 from Preliminary Property Data File 3 equal to the number computed in b. above from the population of Preliminary Properties 3 which:
i.	Secure such Preliminary Mortgage Loan 3 and
ii.	Have “Y” for the “parent Y/N” characteristic, as shown on Preliminary Property Data File 3.

The application of the sample selection methodology described in the preceding paragraph of this Item 5. resulted in the selection of 123 Preliminary Properties 3 from Preliminary Property Data File 3 (the “Sample Properties 3”). The Sample Properties 3 are shown on Exhibit 1 to Attachment A.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Sample Properties 3 from Preliminary Property Data File 3, or the basis of the inclusion of the 4 (four) Preliminary Mortgage Loans 3 on the Property Sampling Schedule.  We performed no procedures relating to the Preliminary Mortgage Loans 3 that were not included on Property Sampling Schedule.

For the purpose of the procedures described in this report, the 123 Sample Properties 3 are referred to as Sample Property Numbers 566 through 688.

Attachment A Page 5 of 14

6.
For each Sample Property 3, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on Preliminary Property Data File 3, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes to Exhibit 3 to Attachment A.  The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A.  Except for the information shown on Exhibit 6 to Attachment A, all such compared information was in agreement.

For the purpose of the procedures described in this Item 6., all references to the “Sample Properties” and “Property Data File” in the notes to Exhibit 3 to Attachment A refer to the “Sample Properties 3” and “Preliminary Property Data File 3,” respectively.

7.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled “Active Term Data Tape 2019-2 v98 - External.xlsb” and the corresponding record layout and decode information (“Preliminary Property Data File 4,” together with Preliminary Property Data File 1, Preliminary Property Data File 2 and Preliminary Property Data File 3, the “Preliminary Property Data Files”) that CoreVest, on behalf of the Depositor, indicated contains information relating to 2,286 mortgaged properties (the “Preliminary Properties 4”) that secure 83 mortgage loans (the “Preliminary Mortgage Loans 4”).

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of Preliminary Properties 4 from Preliminary Property Data File 4 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph of this Item 7.

For each of the 3 (three) Preliminary Mortgage Loans 4 listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
a.	Multiply 25% by the number of Preliminary Properties 4 which:
i.	Secure such Preliminary Mortgage Loan 4 and
ii.	Have “Y” for the “parent Y/N” characteristic, as shown on Preliminary Property Data File 4,
b.	Round the value computed in a. above up to the nearest integer and
c.	Select a random sample of Preliminary Properties 4 from Preliminary Property Data File 4 equal to the number computed in b. above from the population of Preliminary Properties 4 which:
i.	Secure such Preliminary Mortgage Loan 4 and
ii.	Have “Y” for the “parent Y/N” characteristic, as shown on Preliminary Property Data File 4.

Attachment A Page 6 of 14

7. (continued)

The application of the sample selection methodology described in the preceding paragraph of this Item 7. resulted in the selection of 25 Preliminary Properties 4 from Preliminary Property Data File 4 (the “Sample Properties 4,” together with the Sample Properties 1, Sample Properties 2 and Sample Properties 3, the “Sample Properties”).  The Sample Properties 4 are shown on Exhibit 1 to Attachment A.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Sample Properties 4 from Preliminary Property Data File 4, or the basis of the inclusion of the 3 (three) Preliminary Mortgage Loans 4 on the Property Sampling Schedule.  We performed no procedures relating to the Preliminary Mortgage Loans 4 that were not included on Property Sampling Schedule.

For the purpose of the procedures described in this report, the 25 Sample Properties 4 are referred to as Sample Property Numbers 689 through 713.

8.
For each Sample Property 4, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on Preliminary Property Data File 4, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes to Exhibit 3 to Attachment A.  The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A.  Except for the information shown on Exhibit 7 to Attachment A, all such compared information was in agreement.

For the purpose of the procedures described in this Item 8., all references to the “Sample Properties” and “Property Data File” in the notes to Exhibit 3 to Attachment A refer to the “Sample Properties 4” and “Preliminary Property Data File 4,” respectively.

9.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled “Active Term Data Tape 2019-2 v114 - External.xlsb” and the corresponding record layout and decode information (the “Final Property Data File,” which together with the Preliminary Property Data Files comprise the Property Data Files) that CoreVest, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans and Mortgaged Properties as of the related due date of each Mortgage Loan in July 2019 (the “Cut-Off Date”).

We compared the property identification number (the “Property ID”) for each Sample Property, as shown on the applicable Preliminary Property Data File, to the corresponding Property ID on the Final Property Data File and noted that:
a.	700 of the Mortgaged Properties included on the Final Property Data File were Sample Properties (the “Final Sample Properties”) and
b.	13 Sample Properties were not included on the Final Property Data File (the “Removed Sample Properties”), which are shown on Exhibit 1 to Attachment A.

Attachment A Page 7 of 14

9. (continued)

For the purpose of performing the comparison described above, CoreVest, on behalf of the Depositor, provided the decode table shown below, and instructed us to use the value shown in the “Updated Property ID” column for the Sample Property which corresponds to the “Property ID” that is shown in the “Property ID” column.

Property ID	Updated Property ID
27552-46	27552-45

10.
For each Final Sample Property, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on Final Property Data File, to the corresponding information that we identified in performing the procedures described in Items 2., 4., 6. and 8. above, as applicable. Except for the information shown on Exhibit 8 to Attachment A, all such compared information was in agreement.

For the purpose of the procedures described in this Item 10., all references to the “Sample Properties” and “Property Data File” in the notes to Exhibit 3 to Attachment A refer to the “Final Sample Properties” and “Final Property Data File,” respectively.

11.
For each Mortgaged Property, we compared the “closest MSA” characteristic (the “Closest MSA Property Sample Characteristic,” which together with the Base Property Sample Characteristics comprise the Property Sample Characteristics), as shown on the Final Property Data File, to the metropolitan statistical area information on the MSA Support File for the corresponding “zip code,” as shown on the Final Property Data File.  All such compared information was in agreement.

12.
CoreVest, on behalf of the Depositor, provided us with an electronic data file and the corresponding record layout and decode information (the “Preliminary Mortgage Loan Data File”) that CoreVest, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans as of the Cut‑Off Date.

For each Mortgage Loan on the Preliminary Mortgage Loan Data File, we compared the Compared Mortgage Loan Characteristics listed on Exhibit 9 to Attachment A, as shown on the Preliminary Mortgage Loan Data File, to the corresponding information located in the Mortgage Loan Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions, methodologies and exceptions stated in the notes to Exhibit 9 to Attachment A and the next paragraph of this Item 12.

Attachment A Page 8 of 14

12. (continued)

The Mortgage Loan Source Document(s) that CoreVest, on behalf of the Depositor, instructed us to use for each Compared Mortgage Loan Characteristic are indicated on Exhibit 9 to Attachment A.  Where more than one Mortgage Loan Source Document is listed for a Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Mortgage Loan Data File for the Compared Mortgage Loan Characteristic agreed with the corresponding information on at least one of the Mortgage Loan Source Documents that are listed for such Compared Mortgage Loan Characteristic on Exhibit 9 to Attachment A.  We performed no procedures to reconcile any differences that may exist between various Mortgage Loan Source Documents for any of the Compared Mortgage Loan Characteristics listed on Exhibit 9 to Attachment A.

13.
As instructed by CoreVest, on behalf of the Depositor, we adjusted the information on the Preliminary Mortgage Loan Data File to correct all the differences we noted in performing the procedures described in Item 12. above and provided a list of such differences to CoreVest.  The Preliminary Mortgage Loan Data File, as so adjusted, is hereinafter referred to as the “Updated Mortgage Loan Data File.”

14.
Subsequent to the performance of the procedures described in Items 12. and 13. above, CoreVest, on behalf of the Depositor, provided us with an electronic data file and the corresponding record layout and decode information (the “Final Mortgage Loan Data File,” which together with the Preliminary Mortgage Loan Data File comprise the Mortgage Loan Data Files) that CoreVest, on behalf of the Depositor, indicated contains information relating the Mortgage Loans as of the Cut‑Off Date.

Using information on the:
a. Final Mortgage Loan Data File and
b. Updated Mortgage Loan Data File
for each Mortgage Loan, we compared each Compared Mortgage Loan Characteristic listed on Exhibit 9 to Attachment A, all as shown on the Final Mortgage Loan Data File, to the corresponding information on the Updated Mortgage Loan Data File.  All such compared information was in agreement.

15.	Using the:
a.	First Payment Date and
b.	Initial Maturity Date
of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, we recalculated the “Original Term to Maturity (months)” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 9 of 14

16.	Using the:
a.	Mortgage Loan Initial Funded Amount ($),
b.	Interest Rate (adjusted as described in the succeeding paragraph of this Item 16., as applicable) and
c.	Monthly Debt Service ($)
of each Mortgage Loan (except for the Interest Only Mortgage Loans (as defined in Note 7 of Exhibit 9 to Attachment A), which are described in the succeeding paragraph of this Item 16.), all as shown on the Final Mortgage Loan Data File, and assuming that each Mortgage Loan has a fixed level monthly payment, we recalculated the “Original Amortization Term (months)” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For the purpose of the “Original Amortization Term (months)” recalculation described above for each Mortgage Loan (except for the Interest Only Mortgage Loans), all of which have an “Interest Rate Accrual” of “Actual/360,” as shown on the Final Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to divide the “Interest Rate,” as shown on the Final Mortgage Loan Data File, by 12 and then multiply by a fraction equal to 365/360.

For each Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Original Amortization Term (months)” characteristic.

17.
Using the “First Payment Date” of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, we recalculated the “Seasoning (months)” of each Mortgage Loan as of the Cut‑Off Date.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 10 of 14

18.	Using the:
a.	Mortgage Loan Initial Funded Amount ($),
b.	Interest Rate Accrual,
c.	Seasoning (months),
d.	IO Term (months),
e.	First Payment Date,
f.	Initial Maturity Date,
g.	Interest Rate and
h.	Monthly Debt Service ($)
of each Mortgage Loan, all as shown on the Final Mortgage Loan Data File, we recalculated the principal balance of each Mortgage Loan as of the Cut‑Off Date (the “Cut-Off Date Principal Balance”) and as of the “Initial Maturity Date” of the Mortgage Loan (the “Maturity Date Balance”), assuming all scheduled payments of principal and/or interest on the Mortgage Loans are made and that there are no prepayments or other unscheduled collections.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

19.
Using the “Cut-Off Date Principal Balance” of the Mortgage Loans, as shown on the Final Mortgage Loan Data File, we recalculated the “% of Pool” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

20.	Using the:
a.	Original Term to Maturity (months) and
b.	Seasoning (months)
of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining Term (months)” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

21. Using the:
a.	IO Term (months),
b.	Original Amortization Term (months) and
c.	Seasoning (months)
of each Mortgage Loan (except for the Interest Only Mortgage Loans, which are described in the succeeding paragraph of this Item 21.), all as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining Amortization Term (months)” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For each Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Remaining Amortization Term (months)” characteristic.

Attachment A Page 11 of 14

22.	Using the:
a.	IO Term (months) and
b.	Seasoning (months)
of each Mortgage Loan (except for the Mortgage Loans with an “Amortization Type” of “Amortizing Balloon,” as shown on the Final Mortgage Loan Data File (each, an “Amortizing Balloon Mortgage Loan”), which are described in the succeeding paragraph of this Item 22.), both as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining IO Term (months)” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For each Amortizing Balloon Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Remaining IO Term (months)” characteristic.

23.
Using the “Monthly Debt Service ($)” of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, we recalculated the “Annualized Debt Service Payment ($)” of each Mortgage Loan as twelve (12) times the “Monthly Debt Service ($)” of the Mortgage Loan, as shown on the Final Mortgage Loan Data File.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

24.	Using the:
a.	Servicing Fee Rate,
b.	Trustee/Note Administrator Fee Rate and
c.	CREFC® License Fee Rate
of each Mortgage Loan, all as shown on the Final Mortgage Loan Data File, we recalculated the “Administrative Fee Rate” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

25.	Using the:
a.	Interest Rate and
b.	Administrative Fee Rate
of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, we recalculated the “Net Mortgage Rate” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 12 of 14

26.	Using:
a.	Information on the Final Mortgage Loan Data File and
b.	The applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:
i.	Mortgage Loan UW NOI DSCR,
ii.	Mortgage Loan UW NCF DSCR,
iii.	Mortgage Loan Cutoff NOI Debt Yield,
iv.	Mortgage Loan Cutoff NCF Debt Yield,
v.	Origination Date LTV Ratio,
vi.	Cut-Off Date LTV Ratio and
vii.	Maturity Date LTV Ratio
of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.  For the purpose of this procedure, we were instructed by CoreVest, on behalf of the Depositor, to round the “Mortgage Loan UW NOI DSCR” and “Mortgage Loan UW NCF DSCR” to two decimal places and the “Mortgage Loan Cutoff NOI Debt Yield,” “Mortgage Loan Cutoff NCF Debt Yield,” “Origination Date LTV Ratio,” “Cut-Off Date LTV Ratio” and “Maturity Date LTV Ratio” to the nearest 1/10th of one percent.

27.	Using:
a.	Information on the Final Mortgage Loan Data File and
b.	The applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:
i.	NOI DSCR as of 3/31,
ii.	NCF DSCR as of 3/31 and
iii.	NCF Debt Yield as of 3/31
of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.  For the purpose of this procedure, we were instructed by CoreVest, on behalf of the Depositor, to round the “NOI DSCR as of 3/31” and “NCF DSCR as of 3/31” to two decimal places and the “NCF Debt Yield as of 3/31” to the nearest 1/10th of one percent.

28.	Using the:
a.	Original Yield Maintenance Period and
b.	Seasoning (months)
of each Yield Maintenance Mortgage Loan (as defined in Note 10 of Exhibit 9 to Attachment A), both as shown on the Final Mortgage Loan Data File, we recalculated the “Current Yield Maintenance Period” of each Yield Maintenance Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For each Mortgage Loan that is not a Yield Maintenance Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Current Yield Maintenance Period” characteristic.

Attachment A Page 13 of 14

29.
Using the “Guarantor” of each Mortgage Loan (except for the Mortgage Loans listed in Table A1), as shown on the Final Mortgage Loan Data File, we identified those Mortgage Loans that had at least one common “Guarantor” (the “Related Guarantor Loans”).  We compared the “Related Guarantor Loan” information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For each Mortgage Loan listed in Table A1, CoreVest, on behalf of the Depositor, instructed us to use the information in the “Provided Value” column for the “Related Guarantor Loans” characteristic, even though the information in the “Provided Value” column did not agree with the procedure described in the preceding paragraph of this Item 29.

Table A1
Mortgage Loan	Provided Value

27400	Group 3

26986	Group 4

26982	Group 4

26983	Group 4

26985	Group 4

27189	Group 6

27310	Group 6

We performed no procedures to determine the accuracy, completeness or reasonableness of the “Provided Value” information in Table A1 that was provided by CoreVest, on behalf of the Depositor.

30.
For each Mortgaged Property, we compared the “Closing Date Allocated Loan Amount” characteristic, as shown on the Final Property Data File, to the corresponding information in the loan agreement Mortgage Loan Source Document for the related Mortgage Loan.  All such compared information was in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

31.
Using the “Closing Date Allocated Loan Amount” of the Mortgaged Properties, as shown on the Final Property Data File, we recalculated the “Allocated Loan Amount %” of each Mortgaged Property.  We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement.

Attachment A Page 14 of 14

32.	Using the:
a.	Cut-Off Date Principal Balance and
b.	Maturity Date Balance
of each Mortgage Loan, both as shown on the Final Mortgage Loan Data File, and the “Closing Date Allocated Loan Amount” of each Mortgaged Property, as shown on the Final Property Data File, we recalculated the principal balance of each Mortgaged Property as of the Cut-Off Date (the “Cut-Off Date Allocated Loan Amount”) and as of the “Initial Maturity Date” of the related Mortgage Loan (the “Maturity Date Allocated Loan Amount”), based on the calculation methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph of this Item 32.  We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to allocate the “Cut-Off Date Principal Balance” and “Maturity Date Balance” of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, to the respective Mortgaged Properties that secure such Mortgage Loan on a pro-rata basis using the “Closing Date Allocated Loan Amount” for the Mortgaged Properties, as shown on the Final Property Data File.

Exhibit 1 to Attachment A Page 1 of 4

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Sample Properties 4	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Sample Properties 4	Removed Sample Properties
1	25488	25488-14-1	X					113	26657	26657-3-1	X
2	25488	25488-1-1	X					114	26700	26700-4-1	X
3	25488	25488-9-1	X					115	26700	26700-3-1	X
4	25488	25488-12-1	X					116	26700	26700-1-1	X
5	25682	25682-4-1	X					117	26743	26743-34-1	X
6	25682	25682-2-1	X					118	26743	26743-29-1	X
7	25682	25682-1-1	X					119	26743	26743-24-1	X
8	25682	25682-3-1	X					120	26743	26743-9-1	X
9	25709	25709-1-1	X					121	26743	26743-36-1	X
10	25709	25709-4-1	X					122	26743	26743-12-1	X
11	25709	25709-3-1	X					123	26743	26743-18-1	X
12	25709	25709-2-1	X					124	26743	26743-43-1	X
13	25909	25909-3-1	X					125	26743	26743-22-1	X
14	25909	25909-8-1	X					126	26743	26743-39-1	X
15	25909	25909-10-1	X					127	26743	26743-15-1	X
16	25909	25909-1-1	X					128	26743	26743-45-1	X
17	25909	25909-13-1	X					129	26771	26771-15-1	X
18	25909	25909-6-1	X					130	26771	26771-9-1	X
19	25909	25909-2-1	X					131	26771	26771-1-1	X
20	25909	25909-12-1	X					132	26771	26771-7-1	X
21	25909	25909-7-1	X					133	26785	26785-2-1	X
22	25909	25909-9-1	X					134	26800	26800-13-1	X
23	25991	25991-5-1	X					135	26800	26800-10-1	X
24	25991	25991-6-1	X					136	26800	26800-9-1	X
25	26066	26066-12-1	X					137	26800	26800-14-1	X
26	26066	26066-30-1	X					138	26800	26800-4-1	X
27	26066	26066-6-1	X					139	26800	26800-15-1	X
28	26066	26066-14-1	X					140	26840	26840-4-1	X
29	26066	26066-16-1	X					141	26840	26840-5-1	X
30	26066	26066-25-1	X					142	26840	26840-3-1	X
31	26066	26066-13-1	X					143	26840	26840-1-1	X
32	26066	26066-7-1	X					144	26840	26840-2-1	X
33	26187	26187-1-1	X					145	26908	26908-7-1	X
34	26187	26187-5-1	X					146	26908	26908-6-1	X
35	26416	26416-25-1	X					147	26908	26908-4-1	X
36	26416	26416-29-1	X					148	26926	26926-2-1	X
37	26416	26416-17-1	X					149	26926	26926-1-1	X
38	26416	26416-1-1	X					150	26935	26935-6-1	X
39	26416	26416-15-1	X					151	26935	26935-1-1	X
40	26416	26416-10-1	X					152	26935	26935-2-1	X
41	26416	26416-8-1	X					153	26935	26935-13-1	X
42	26416	26416-27-1	X					154	26935	26935-8-1	X
43	26416	26416-12-1	X					155	26935	26935-7-1	X
44	26455	26455-7-1	X				X	156	26935	26935-16-1	X
45	26455	26455-25-1	X				X	157	26935	26935-3-1	X
46	26455	26455-16-1	X				X	158	26935	26935-14-1	X
47	26455	26455-22-1	X				X	159	26936	26936-13-1	X
48	26455	26455-32-1	X				X	160	26936	26936-7-1	X
49	26455	26455-45-1	X				X	161	26936	26936-15-1	X
50	26455	26455-27-1	X				X	162	26936	26936-4-1	X
51	26455	26455-14-1	X				X	163	26936	26936-2-1	X
52	26455	26455-41-1	X				X	164	26936	26936-9-1	X
53	26455	26455-40-1	X				X	165	26936	26936-18-1	X
54	26455	26455-9-1	X				X	166	26936	26936-11-1	X
55	26455	26455-33-1	X				X	167	26936	26936-1-1	X
56	26455	26455-17-1	X				X	168	26936	26936-8-1	X
57	26467	26467-6-1	X					169	26936	26936-17-1	X
58	26467	26467-39-1	X					170	26941	26941-3-1	X
59	26467	26467-79-1	X					171	26941	26941-1-1	X
60	26467	26467-49-1	X					172	26941	26941-9-1	X
61	26467	26467-59-1	X					173	26941	26941-2-1	X
62	26467	26467-72-1	X					174	26941	26941-4-1	X
63	26467	26467-89-1	X					175	26941	26941-8-1	X
64	26467	26467-60-1	X					176	26941	26941-11-1	X
65	26467	26467-26-1	X					177	26941	26941-7-1	X
66	26467	26467-53-1	X					178	26941	26941-10-1	X
67	26467	26467-77-1	X					179	26941	26941-6-1	X
68	26467	26467-22-1	X					180	26941	26941-5-1	X
69	26467	26467-54-1	X					181	26943	26943-50-1	X
70	26467	26467-71-1	X					182	26943	26943-1-1	X
71	26467	26467-34-1	X					183	26943	26943-12-1	X
72	26467	26467-70-1	X					184	26943	26943-33-1	X
73	26467	26467-87-1	X					185	26943	26943-17-1	X
74	26467	26467-32-1	X					186	26943	26943-26-1	X
75	26467	26467-42-1	X					187	26943	26943-7-1	X
76	26467	26467-21-1	X					188	26943	26943-52-1	X
77	26467	26467-27-1	X					189	26943	26943-13-1	X
78	26467	26467-2-1	X					190	26943	26943-51-1	X
79	26467	26467-74-1	X					191	26943	26943-68-1	X
80	26472	26472-4-1	X					192	26943	26943-3-1	X
81	26472	26472-3-1	X					193	26943	26943-38-1	X
82	26472	26472-2-1	X					194	26943	26943-44-1	X
83	26472	26472-5-1	X					195	26943	26943-24-1	X
84	26472	26472-1-1	X					196	26943	26943-61-1	X
85	26514	26514-1-1	X					197	26943	26943-71-1	X
86	26514	26514-2-1	X					198	26943	26943-70-1	X
87	26514	26514-4-1	X					199	26943	26943-15-1	X
88	26514	26514-5-1	X					200	26943	26943-45-1	X
89	26514	26514-3-1	X					201	26943	26943-56-1	X
90	26539	26539-17-1	X					202	26943	26943-40-1	X
91	26539	26539-8-1	X					203	26968	26968-36-1	X
92	26539	26539-18-1	X					204	26968	26968-128-1	X
93	26539	26539-4-1	X					205	26968	26968-120-1	X
94	26539	26539-11-1	X					206	26968	26968-78-1	X
95	26539	26539-3-1	X					207	26968	26968-17-1	X
96	26539	26539-12-1	X					208	26968	26968-164-1	X
97	26539	26539-14-1	X					209	26968	26968-134-1	X
98	26629	26629-3-1	X					210	26968	26968-31-1	X
99	26629	26629-4-1	X					211	26968	26968-99-1	X
100	26629	26629-1-1	X					212	26968	26968-116-1	X
101	26629	26629-2-1	X					213	26968	26968-125-1	X
102	26629	26629-5-1	X					214	26968	26968-96-1	X
103	26629	26629-6-1	X					215	26968	26968-162-1	X
104	26654	26654-4-1	X					216	26968	26968-168-1	X
105	26654	26654-1-1	X					217	26968	26968-76-1	X
106	26654	26654-2-1	X					218	26968	26968-21-1	X
107	26654	26654-3-1	X					219	26968	26968-150-1	X
108	26657	26657-5-1	X					220	26968	26968-119-1	X
109	26657	26657-8-1	X					221	26968	26968-73-1	X
110	26657	26657-4-1	X					222	26968	26968-138-1	X
111	26657	26657-10-1	X					223	26968	26968-85-1	X
112	26657	26657-7-1	X					224	26968	26968-148-1	X

Exhibit 1 to Attachment A Page 2 of 4

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Sample Properties 4	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Sample Properties 4	Removed Sample Properties
225	26968	26968-39-1	X	340	27532	27532-2-1	X
226	26968	26968-154-1	X	341	27532	27532-8-1	X
227	26968	26968-143-1	X	342	27532	27532-9-1	X
228	26968	26968-87-1	X	343	25679	25679-1-1		X
229	26968	26968-77-1	X	344	25679	25679-2-1		X
230	26968	26968-37-1	X	345	25679	25679-3-1		X
231	26968	26968-104-1	X	346	25679	25679-7-1		X
232	26968	26968-123-1	X	347	26344	26344-7-1		X
233	26968	26968-115-1	X	348	26344	26344-12-1		X
234	26968	26968-1-1	X	349	26344	26344-14-1		X
235	26968	26968-26-1	X	350	26344	26344-10-1		X
236	26968	26968-53-1	X	351	26601	26601-6-1		X
237	26968	26968-6-1	X	352	26601	26601-8-1		X
238	26968	26968-55-1	X	353	26601	26601-1-1		X
239	26968	26968-13-1	X	354	26642	26642-3-1		X
240	26968	26968-41-1	X	355	26642	26642-1-1		X
241	26968	26968-121-1	X	356	26642	26642-2-1		X
242	26968	26968-161-1	X	357	26768	26768-12-1		X
243	26968	26968-159-1	X	358	26768	26768-11-1		X
244	26968	26968-111-1	X	359	26768	26768-10-1		X
245	26987	26987-1-1	X	360	26768	26768-6-1		X
246	26998	26998-14-1	X	361	26768	26768-5-1		X
247	26998	26998-19-1	X	362	26768	26768-4-1		X
248	26998	26998-4-1	X	363	26932	26932-5-1		X
249	26998	26998-17-1	X	364	26932	26932-7-1		X
250	26998	26998-13-1	X	365	26932	26932-3-1		X
251	26998	26998-1-1	X	366	26932	26932-2-1		X
252	27005	27005-3-1	X	367	26969	26969-22-1		X
253	27005	27005-4-1	X	368	26969	26969-46-1		X
254	27005	27005-1-1	X	369	26969	26969-16-1		X
255	27036	27036-4-1	X	370	26969	26969-31-1		X
256	27036	27036-11-1	X	371	26969	26969-7-1		X
257	27036	27036-8-1	X	372	26969	26969-13-1		X
258	27036	27036-3-1	X	373	26969	26969-52-1		X
259	27082	27082-1-1	X	374	26969	26969-36-1		X
260	27087	27087-29-1	X	375	26969	26969-9-1		X
261	27087	27087-27-1	X	376	26969	26969-61-1		X
262	27087	27087-3-1	X	377	26969	26969-49-1		X
263	27087	27087-1-1	X	378	26969	26969-14-1		X
264	27087	27087-13-1	X	379	26969	26969-24-1		X
265	27087	27087-14-1	X	380	26969	26969-34-1		X
266	27087	27087-17-1	X	381	26969	26969-29-1		X
267	27087	27087-8-1	X	382	26969	26969-39-1		X
268	27183	27183-4-1	X	383	26969	26969-6-1		X
269	27183	27183-2-1	X	384	26969	26969-21-1		X
270	27183	27183-15-1	X	385	26982	26982-26-1		X
271	27183	27183-5-1	X	386	26982	26982-25-1		X
272	27183	27183-20-1	X	387	26982	26982-41-1		X
273	27183	27183-9-1	X	388	26982	26982-55-1		X
274	27268	27268-2-1	X	389	26982	26982-46-1		X
275	27268	27268-3-1	X	390	26982	26982-2-1		X
276	27268	27268-1-1	X	391	26982	26982-44-1		X
277	27269	27269-3-1	X	392	26982	26982-45-1		X
278	27269	27269-11-1	X	393	26982	26982-1-1		X
279	27269	27269-1-1	X	394	26982	26982-58-1		X
280	27269	27269-5-1	X	395	26982	26982-20-1		X
281	27269	27269-9-1	X	396	26982	26982-73-1		X
282	27269	27269-7-1	X	397	26982	26982-74-1		X
283	27269	27269-10-1	X	398	26982	26982-9-1		X
284	27270	27270-4-1	X	399	26982	26982-36-1		X
285	27270	27270-2-1	X	400	26982	26982-50-1		X
286	27270	27270-3-1	X	401	26982	26982-61-1		X
287	27303	27303-7-1	X	402	26982	26982-43-1		X
288	27303	27303-2-1	X	403	26982	26982-33-1		X
289	27303	27303-10-1	X	404	26983	26983-13-1		X
290	27303	27303-14-1	X	405	26983	26983-34-1		X
291	27344	27344-1-1	X	406	26983	26983-12-1		X
292	27364	27364-1-1	X	407	26983	26983-3-1		X
293	27364	27364-5-1	X	408	26983	26983-30-1		X
294	27364	27364-4-1	X	409	26983	26983-9-1		X
295	27386	27386-6-1	X	410	26983	26983-32-1		X
296	27386	27386-3-1	X	411	26983	26983-52-1		X
297	27386	27386-5-1	X	412	26983	26983-58-1		X
298	27398	27398-17-1	X	413	26983	26983-53-1		X
299	27398	27398-14-1	X	414	26983	26983-41-1		X
300	27398	27398-31-1	X	415	26983	26983-43-1		X
301	27398	27398-10-1	X	416	26983	26983-31-1		X
302	27398	27398-33-1	X	417	26983	26983-7-1		X
303	27398	27398-7-1	X	418	26983	26983-40-1		X
304	27398	27398-3-1	X	419	26986	26986-18-1		X
305	27398	27398-9-1	X	420	26986	26986-20-1		X
306	27398	27398-35-1	X	421	26986	26986-3-1		X
307	27398	27398-18-1	X	422	26986	26986-2-1		X
308	27401	27401-4-1	X	423	26986	26986-17-1		X
309	27401	27401-28-1	X	424	26993	26993-53-1		X
310	27401	27401-9-1	X	425	26993	26993-40-1		X
311	27401	27401-30-1	X	426	26993	26993-47-1		X
312	27401	27401-10-1	X	427	26993	26993-18-1		X
313	27401	27401-2-1	X	428	26993	26993-1-1		X
314	27401	27401-26-1	X	429	26993	26993-4-1		X
315	27401	27401-15-1	X	430	26993	26993-12-1		X
316	27413	27413-61-1	X	431	26993	26993-26-1		X
317	27413	27413-13-1	X	432	26993	26993-20-1		X
318	27413	27413-88-1	X	433	26993	26993-19-1		X
319	27413	27413-75-1	X	434	26993	26993-37-1		X
320	27413	27413-58-1	X	435	26993	26993-25-1		X
321	27413	27413-63-1	X	436	26993	26993-30-1		X
322	27413	27413-77-1	X	437	26993	26993-15-1		X
323	27413	27413-38-1	X	438	27091	27091-22-1		X
324	27413	27413-29-1	X	439	27091	27091-20-1		X
325	27413	27413-40-1	X	440	27091	27091-1-1		X
326	27413	27413-72-1	X	441	27091	27091-11-1		X
327	27413	27413-43-1	X	442	27091	27091-13-1		X
328	27413	27413-69-1	X	443	27091	27091-9-1		X
329	27413	27413-93-1	X	444	27091	27091-8-1		X
330	27413	27413-45-1	X	445	27091	27091-17-1		X
331	27413	27413-30-1	X	446	27091	27091-16-1		X
332	27413	27413-15-1	X	447	27091	27091-2-1		X
333	27413	27413-11-1	X	448	27091	27091-31-1		X
334	27413	27413-67-1	X	449	27123	27123-9-1		X
335	27413	27413-41-1	X	450	27123	27123-1-1		X
336	27413	27413-62-1	X	451	27123	27123-10-1		X
337	27413	27413-48-1	X	452	27135	27135-2-1		X
338	27413	27413-27-1	X	453	27135	27135-9-1		X
339	27413	27413-56-1	X	454	27135	27135-3-1		X

Exhibit 1 to Attachment A Page 3 of 4

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Sample Properties 4	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Sample Properties 4	Removed Sample Properties
455	27150	27150-8-1	X			570	26985	26985-105-1	X
456	27150	27150-1-1	X			571	26985	26985-165-1	X
457	27150	27150-7-1	X			572	26985	26985-172-1	X
458	27150	27150-10-1	X			573	26985	26985-84-1	X
459	27175	27175-3-1	X			574	26985	26985-31-1	X
460	27175	27175-7-1	X			575	26985	26985-97-1	X
461	27175	27175-9-1	X			576	26985	26985-11-1	X
462	27189	27189-36-1	X			577	26985	26985-147-1	X
463	27189	27189-17-1	X			578	26985	26985-34-1	X
464	27189	27189-45-1	X			579	26985	26985-58-1	X
465	27189	27189-15-1	X			580	26985	26985-100-1	X
466	27189	27189-9-1	X			581	26985	26985-139-1	X
467	27189	27189-32-1	X			582	26985	26985-22-1	X
468	27189	27189-65-1	X			583	26985	26985-82-1	X
469	27189	27189-30-1	X			584	26985	26985-69-1	X
470	27189	27189-67-1	X			585	26985	26985-44-1	X
471	27189	27189-64-1	X			586	26985	26985-83-1	X
472	27189	27189-69-1	X			587	26985	26985-93-1	X
473	27189	27189-55-1	X			588	26985	26985-131-1	X
474	27189	27189-29-1	X			589	26985	26985-80-1	X
475	27189	27189-68-1	X			590	26985	26985-30-1	X
476	27189	27189-31-1	X			591	26985	26985-81-1	X
477	27189	27189-14-1	X			592	26985	26985-45-1	X
478	27189	27189-58-1	X			593	26985	26985-146-1	X
479	27189	27189-47-1	X			594	26985	26985-118-1	X
481	27290	27290-2-1	X			595	26985	26985-176-1	X
482	27290	27290-4-1	X			596	26985	26985-54-1	X
483	27290	27290-6-1	X			597	26985	26985-51-1	X
484	27290	27290-3-1	X			598	26985	26985-142-1	X
485	27290	27290-1-1	X			599	26985	26985-152-1	X
486	27310	27310-26-1	X			600	26985	26985-10-1	X
487	27310	27310-30-1	X			601	26985	26985-187-1	X
488	27310	27310-41-1	X			602	26985	26985-169-1	X
489	27310	27310-4-1	X			603	26985	26985-74-1	X
490	27310	27310-15-1	X			604	26985	26985-85-1	X
491	27310	27310-49-1	X			605	26985	26985-195-1	X
492	27310	27310-18-1	X			606	26985	26985-61-1	X
493	27310	27310-14-1	X			607	26985	26985-179-1	X
480	27290	27290-5-1	X			608	26985	26985-43-1	X
494	27310	27310-28-1	X			609	26985	26985-122-1	X
495	27310	27310-5-1	X			610	26985	26985-71-1	X
496	27310	27310-20-1	X			611	26985	26985-75-1	X
497	27310	27310-13-1	X			612	26985	26985-73-1	X
498	27310	27310-34-1	X			613	26985	26985-98-1	X
499	27310	27310-32-1	X			614	26985	26985-110-1	X
500	27319	27319-6-1	X			615	27492	27492-133-1	X
501	27319	27319-3-1	X			616	27492	27492-176-1	X
502	27319	27319-8-1	X			617	27492	27492-4-1	X
503	27319	27319-4-1	X			618	27492	27492-10-1	X
504	27319	27319-5-1	X			619	27492	27492-15-1	X
505	27377	27377-11-1	X			620	27492	27492-16-1	X
506	27377	27377-5-1	X			621	27492	27492-172-1	X
507	27377	27377-8-1	X			622	27492	27492-120-1	X
508	27400	27400-54-1	X			623	27492	27492-110-1	X
509	27400	27400-60-1	X			624	27492	27492-77-1	X
510	27400	27400-27-1	X			625	27492	27492-82-1	X
511	27400	27400-20-1	X			626	27492	27492-151-1	X
512	27400	27400-16-1	X			627	27492	27492-158-1	X
513	27400	27400-62-1	X			628	27492	27492-171-1	X
514	27400	27400-64-1	X			629	27492	27492-87-1	X
515	27400	27400-55-1	X			630	27492	27492-136-1	X
516	27400	27400-8-1	X			631	27492	27492-5-1	X
517	27400	27400-47-1	X			632	27492	27492-146-1	X
518	27400	27400-63-1	X			633	27492	27492-97-1	X
519	27400	27400-42-1	X			634	27492	27492-92-1	X
520	27400	27400-13-1	X			635	27492	27492-135-1	X
521	27400	27400-36-1	X			636	27492	27492-51-1	X
522	27400	27400-38-1	X			637	27492	27492-118-1	X
523	27400	27400-6-1	X			638	27492	27492-86-1	X
524	27424	27424-15-1	X			639	27492	27492-17-1	X
525	27424	27424-7-1	X			640	27492	27492-139-1	X
526	27424	27424-6-1	X			641	27492	27492-81-1	X
527	27424	27424-19-1	X			642	27492	27492-41-1	X
528	27424	27424-10-1	X			643	27492	27492-24-1	X
529	27424	27424-28-1	X			644	27492	27492-84-1	X
530	27424	27424-11-1	X			645	27492	27492-102-1	X
531	27424	27424-24-1	X			646	27492	27492-190-1	X
532	27424	27424-8-1	X			647	27492	27492-109-1	X
533	27424	27424-23-1	X			648	27492	27492-200-1	X
534	27454	27454-4-1	X			649	27492	27492-1-1	X
535	27454	27454-1-1	X			650	27492	27492-93-1	X
536	27454	27454-11-1	X			651	27492	27492-186-1	X
537	27599	27599-4-1	X			652	27492	27492-68-1	X
538	27599	27599-13-1	X			653	27492	27492-37-1	X
539	27599	27599-16-1	X			654	27492	27492-149-1	X
540	27599	27599-11-1	X			655	27492	27492-14-1	X
541	27599	27599-21-1	X			656	27492	27492-150-1	X
542	27599	27599-5-1	X			657	27492	27492-21-1	X
543	27599	27599-8-1	X			658	27492	27492-153-1	X
544	27599	27599-1-1	X			659	27492	27492-69-1	X
545	27607	27607-7-1	X			660	27492	27492-98-1	X
546	27607	27607-2-1	X			661	27492	27492-195-1	X
547	27607	27607-6-1	X			662	27492	27492-27-1	X
548	27687	27687-4-1	X			663	27492	27492-142-1	X
549	27687	27687-1-1	X			664	27492	27492-180-1	X
550	27733	27733-1-1	X			665	27518	27518-16-1	X
551	27733	27733-3-1	X			666	27518	27518-2-1	X
552	27767	27767-40-1	X			667	27518	27518-3-1	X
553	27767	27767-24-1	X			668	27518	27518-6-1	X
554	27767	27767-39-1	X			669	27518	27518-8-1	X
555	27767	27767-17-1	X			670	27552	27552-38-1	X
556	27767	27767-41-1	X			671	27552	27552-21-1	X
557	27767	27767-8-1	X			672	27552	27552-11-1	X
558	27767	27767-12-1	X			673	27552	27552-47-1	X
559	27767	27767-10-1	X			674	27552	27552-64-1	X
560	27767	27767-33-1	X			675	27552	27552-59-1	X
561	27767	27767-21-1	X			676	27552	27552-26-1	X
562	27767	27767-5-1	X			677	27552	27552-51-1	X
563	27767	27767-11-1	X			678	27552	27552-23-1	X
564	27811	27811-2-1	X			679	27552	27552-42-1	X
565	27811	27811-1-1	X			680	27552	27552-8-1	X
566	26985	26985-132-1		X		681	27552	27552-43-1	X
567	26985	26985-20-1		X		682	27552	27552-50-1	X
568	26985	26985-185-1		X		683	27552	27552-28-1	X
569	26985	26985-171-1		X		684	27552	27552-61-1	X
685	27552	27552-56-1		X		700	27668	27668-11-1		X
686	27552	27552-52-1		X		701	27668	27668-4-1		X
687	27552	27552-46-1		X		702	27668	27668-23-1		X
688	27552	27552-16-1		X		703	27668	27668-10-1		X
689	27505	27505-1-1			X	704	27668	27668-7-1		X
690	27505	27505-2-1			X	705	27668	27668-22-1		X
691	27505	27505-5-1			X	706	27668	27668-25-1		X
692	27505	27505-4-1			X	707	27668	27668-13-1		X
693	27505	27505-3-1			X	708	27668	27668-9-1		X
694	27668	27668-21-1			X	709	27668	27668-6-1		X

Exhibit 1 to Attachment A Page 4 of 4

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Sample Properties 4	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Sample Properties 3	Sample Properties 4	Removed Sample Properties
695	27668	27668-3-1	X	710	27853	27853-9-1	X
696	27668	27668-1-1	X	711	27853	27853-4-1	X
697	27668	27668-2-1	X	712	27853	27853-12-1	X
698	27668	27668-20-1	X	713	27853	27853-8-1	X
699	27668	27668-24-1	X

Exhibit 2 to Attachment A Page 1 of 3

Property Sampling Schedule

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	25488
25682
25709
25909
25991
26066
26187
26416
26455
26467
26472
26514
26539
26629
26654
26657
26700
26743
26771
26785
26800
26840
26908
26926
26935
26936
26941
26943
26968
26987
26998
27005
27036
27082
27087
27183
27268
27269

Exhibit 2 to Attachment A Page 2 of 3

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	27270
(continued)	27303
27344
27364
27386
27398
27401
27413
27532

Preliminary Mortgage Loans 2	25679
26344
26601
26642
26768
26932
26969
26982
26983
26986
26993
27091
27123
27135
27150
27175
27189
27290
27310
27319
27377
27400
27424
27454
27599
27607
27687
27733
27767
27811

Exhibit 2 to Attachment A Page 3 of 3

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 3	26985
27492
27518
27552

Preliminary Mortgage Loans 4	27505
27668
27853

Exhibit 3 to Attachment A Page 1 of 4

Base Property Sample Characteristics and Property Source Documents

Base Property Sample Characteristic	Property Source Document(s)	Notes

Address (Street)	Appraisal or BPO	1., 2., 3.
City	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Date	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Type	Appraisal or BPO	1., 2., 4.
Cut-Off Date Value	(a) Appraisal or BPO or Appraisal and recalculation	1., 2., 5.
Number Bedrooms	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 6.
Number of Bathrooms	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 7.
Number of Units	Appraisal or BPO	1., 2.
Property Type	Appraisal or BPO	1., 2., 8.
State	Appraisal or BPO	1., 2.
Swimming Pool (Y/N)	Appraisal or BPO	1., 2., 9.
Total Square Footage	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 10.
Year Built	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 11.
Zip Code	Appraisal or BPO	1., 2.

Notes:

1.
For each Sample Property for which CoreVest, on behalf of the Depositor, provided more than one Appraisal and/or BPO Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use the Appraisal and/or BPO Property Source Document with the most recent valuation date.

2.
With respect to certain Sample Properties, the applicable Property Source Document contains conflicting information relating to certain Base Property Sample Characteristics.  For such Sample Properties, CoreVest, on behalf of the Depositor, instructed us to note agreement if the information on the Property Data File for a Base Property Sample Characteristic agreed with any of the information on the corresponding Property Source Document which relates to such Base Property Sample Characteristic.  We performed no procedures to reconcile any conflicting information which exists on the Property Source Documents for any of the Base Property Sample Characteristics.

3.
For the purpose of comparing the “Address (Street)” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, instructed us to ignore differences that are due to truncation, abbreviation or punctuation.

Exhibit 3 to Attachment A Page 2 of 4

Notes: (continued)

4.
CoreVest, on behalf of the Depositor, indicated that the four possible values for the “Cut‑Off Date Valuation Type” Base Property Sample Characteristic are “Appraisal,” “Exterior Appraisal,” “Exterior RAR” or “Interior RAR.”  For the purpose of comparing the “Cut‑Off Date Valuation Type” Base Property Sample Characteristic for each Sample Property where the applicable Property Source Document did not specifically state “Appraisal,” “Exterior Appraisal,” “Exterior RAR” or “Interior RAR,” CoreVest, on behalf of the Depositor, instructed us to use “Interior RAR” for the “Cut-Off Date Valuation Type” Base Property Sample Characteristic.

5.
For the purpose of comparing the “Cut-Off Date Value” Base Property Sample Characteristic for each Sample Property relating to Loan ID 26467 and 26943, CoreVest, on behalf of the Depositor, instructed us to recalculate the “Cut-Off Date Value” as the product of:

a.	The quotient of the retail unit value corresponding to the size (SF) of the Sample Property divided by the sum of the aggregate value of all the unit types and
b.	As-is market value,
all as shown on the Appraisal.

6.	For the purpose of comparing the “Number Bedrooms” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Number Bedrooms,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Number Bedrooms” for the Sample Property as the sum of the “Number Bedrooms” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

Exhibit 3 to Attachment A Page 3 of 4

Notes: (continued)

7.	For the purpose of comparing the “Number of Bathrooms” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Number of Bathrooms,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Number of Bathrooms” for the Sample Property as the sum of the “Number of Bathrooms” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

8.
For the purpose of comparing the “Property Type” Base Property Sample Characteristic for each Sample Property with an attached unit or a semi-attached unit with a design style of “row house,” “colonial,” “duplex” or “twin,” as shown in the applicable Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use “townhome” as the “Property Type” Base Property Sample Characteristic.

9.
For the purpose of comparing the “Swimming Pool (Y/N)” Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state if the Sample Property has a swimming pool, CoreVest, on behalf of the Depositor, instructed us to use “N” for the “Swimming Pool (Y/N)” Base Property Sample Characteristic.

10.	For the purpose of comparing the “Total Square Footage” Base Property Sample Characteristic for each Sample Property, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Total Square Footage,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Total Square Footage” for the Sample Property as the sum of the “Total Square Footage” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

Exhibit 3 to Attachment A Page 4 of 4

Notes: (continued)

11.
For the purpose of comparing the “Year Built” Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state the year built, CoreVest, on behalf of the Depositor, instructed us to recalculate the “Year Built” of each Sample Property by subtracting the property age (in years), as shown in the applicable Property Source Document, from the year of the “Cut‑Off Date Valuation Date,” as shown on the Property Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes above.

Exhibit 4 to Attachment A Page 1 of 3

Sample Properties 1 Base Property Sample Characteristic Differences

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

9	Cut-Off Date Valuation Date	9/13/2019	12/19/2018

10	Cut-Off Date Valuation Date	9/13/2019	12/19/2018

11	Cut-Off Date Valuation Date	9/13/2019	12/19/2018

12	Cut-Off Date Valuation Date	9/13/2019	12/19/2018

13	Property Type	SFR	Townhome

14	Property Type	SFR	Townhome

15	Property Type	SFR	Townhome

16	Property Type	SFR	Townhome

17	Property Type	SFR	Townhome

18	Property Type	SFR	Townhome

19	Property Type	SFR	Townhome

20	Property Type	SFR	Townhome

73	Cut-Off Date Value	$74,236.19	$73,037.45

81	Year Built	1979	1959

89	Total Square Footage	2,638.00	2,640.00

91	Property Type	SFR	Townhome

102	Total Square Footage	6,577.20	6,577.00

Exhibit 4 to Attachment A Page 2 of 3

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

122	Total Square Footage	886.00	866.00

133	Total Square Footage	4,932.00	4,926.00

135	Number Bedrooms	2	4

140	Cut-Off Date Value	$435,492.55	$435,493.00

141	Cut-Off Date Value	$435,492.55	$435,493.00

142	Cut-Off Date Value	$352,011.55	$352,012.00

143	Cut-Off Date Value	$314,966.86	$314,967.00

144	Cut-Off Date Value	1,112,036.49	$1,112,036.00

209	Cut-Off Date Valuation Type	Exterior RAR	Interior RAR

214	Cut-Off Date Valuation Type	Exterior RAR	Interior RAR

219	Cut-Off Date Valuation Type	Exterior RAR	Interior RAR

221	Zip Code	45251	45231

222	Cut-Off Date Valuation Type	Exterior RAR	Interior RAR
	Zip Code	45216	45236

228	Cut-Off Date Valuation Type	Appraisal	Interior RAR

231	City	Cincinnati	Greenhills
	Cut-Off Date Valuation Type	Exterior RAR	Interior RAR

233	Cut-Off Date Valuation Type	Exterior RAR	Interior RAR

Exhibit 4 to Attachment A Page 3 of 3

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

235	Cut-Off Date Valuation Type	Exterior RAR	Interior RAR
	Zip Code	45248	45236

236	Total Square Footage	1,207.00	1,201.00

259	Number of Bathrooms	46	45

268	Property Type	SFR	Townhome

283	Total Square Footage	2,420.00	2,320.00

296	Cut-Off Date Valuation Date	4/1/2019	4/2/2019

304	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

305	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

308	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

310	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

312	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

316	Number Bedrooms	3	2
	Number of Bathrooms	3	2
	Year Built	1962	1970

Exhibit 5 to Attachment A Page 1 of 2

Sample Properties 2 Base Property Sample Characteristic Differences

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 2 Value	Property Source Document Value

343	Number of Bathrooms	6.5	5
	Total Square Footage	3,320.00	3,887.00
	Year Built	2017	2018

344	Total Square Footage	3,312.00	3,887.00
	Year Built	2017	2018

345	Number of Bathrooms	4.5	5
	Total Square Footage	3,310.00	3,887.00

346	Cut-Off Date Valuation Date	3/12/2019	3/14/2019
	Total Square Footage	3,336.00	3,887.00
	Year Built	2017	2018

354	Number of Bathrooms	8	7
	Year Built	1980	1880

358	Number of Bathrooms	5	6.5

371	Cut-Off Date Valuation Type	RAR	Interior RAR

373	City	Columbus	Whitehall
	Cut-Off Date Valuation Type	RAR	Interior RAR

376	Cut-Off Date Valuation Type	RAR	Interior RAR

377	Cut-Off Date Valuation Type	RAR	Interior RAR

380	Cut-Off Date Valuation Type	RAR	Interior RAR

Exhibit 5 to Attachment A Page 2 of 2

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 2 Value	Property Source Document Value

381	Cut-Off Date Valuation Type	RAR	Interior RAR

383	Cut-Off Date Valuation Type	RAR	Interior RAR

424	Property Type	SFR	Townhome

426	Property Type	SFR	Townhome

445	Property Type	SFR	Townhome

495	Swimming Pool (Y/N)	N	Y

505	Property Type	SFR	Townhome

506	Property Type	SFR	Townhome

508	Cut-Off Date Valuation Type	RAR	Exterior RAR

512	Cut-Off Date Valuation Type	RAR	Exterior RAR

515	Cut-Off Date Valuation Type	RAR	Exterior RAR

517	Cut-Off Date Valuation Type	RAR	Exterior RAR

518	Cut-Off Date Valuation Type	RAR	Exterior RAR

519	Cut-Off Date Valuation Type	RAR	Exterior RAR

521	Cut-Off Date Valuation Type	RAR	Exterior RAR

522	Cut-Off Date Valuation Type	Appraisal	Exterior Appraisal

523	Cut-Off Date Valuation Type	RAR	Exterior RAR

538	Address (Street)	[Redacted]	[Redacted]

Exhibit 6 to Attachment A

Sample Properties 3 Base Property Sample Characteristic Differences

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 3 Value	Property Source Document Value

586	Cut-Off Date Valuation Date	4/4/2019	4/18/2019
	Cut-Off Date Valuation Type	Exterior RAR	Appraisal
	Year Built	1963	1967

599	Cut-Off Date Valuation Date	3/13/2019	4/17/2019
	Cut-Off Date Valuation Type	Exterior RAR	Appraisal
	Total Square Footage	1,380.00	1,272.00

603	Cut-Off Date Valuation Date	3/13/2019	5/14/2019
	Cut-Off Date Value	$55,000.00	$161,000.00
	Cut-Off Date Valuation Type	Exterior RAR	Appraisal

624	Zip Code	93550	93552

625	City	Lancaster	Palmdale

641	City	Palmdale	Lake Los Angeles

681	Zip Code	38756	38703

683	Number of Bathrooms	1	1.5

687	Cut-Off Date Value	$5,400.00	$54,000.00

688	Number of Bathrooms	2	3

Exhibit 7 to Attachment A

Sample Properties 4 Base Property Sample Characteristic Differences

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 4 Value	Property Source Document Value

691	Address (Street)	[Redacted]	[Redacted]

695	Swimming Pool (Y/N)	Y	N

700	Number Bedrooms	6	4
	Number of Bathrooms	3	2
	Number of Units	3	2
	Total Square Footage	3669.00	2466.00

701	Address (Street)	[Redacted]	[Redacted]

703	Zip Code	60620	60619

709	Total Square Footage	4,677.00	4,722.00

Exhibit 8 to Attachment A

Final Sample Properties Base Property Sample Characteristic Differences

Final Sample Property Number	Base Property Sample Characteristic	Final Property Data File Value	Property Source Document Value

700	Number Bedrooms	6	4
	Number of Bathrooms	3	2
	Number of Units	3	2
	Total Square Footage	3,669.00	2,466.00

Exhibit 9 to Attachment A Page 1 of 10

Compared Mortgage Loan Characteristics and Mortgage Loan Source Documents

Underwriting Information: (see Note 1)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

UW Annual Rent ($)	Underwriting Summary
Average Lease Term	Underwriting Summary
UW Other Income ($)	Underwriting Summary
UW Credit and Vacancy Loss ($)	Underwriting Summary
UW Effective Gross Income ($)	Underwriting Summary
UW Annual Property Management Fee ($)	Underwriting Summary
UW Annual Marketing and Leasing Costs ($)	Underwriting Summary
UW Repairs and Maintenance ($)	Underwriting Summary
UW Annual Insurance Costs ($)	Underwriting Summary
UW Annual HOA/Special Assessment Fees ($)	Underwriting Summary
UW Annual Real Estate Taxes ($)	Underwriting Summary
UW Annual Turnover Costs ($)	Underwriting Summary
UW Annual Landscaping ($)	Underwriting Summary
UW Annual Other Costs ($)	Underwriting Summary
UW Annual Expenses ($)	Underwriting Summary
UW Annual Net Operating Income ($)	Underwriting Summary
UW Annual CapEx Reserve ($)	Underwriting Summary
UW Annual Net Cash Flow ($)	Underwriting Summary
Value at Origination ($)	Underwriting Summary
% HOA (see Note 2)	Underwriting Summary or Loan Agreement
% Section 8 (see Note 3)	Underwriting Summary
Occupancy as of Origination	Underwriting Summary

Reserve and Escrow Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Monthly Tax Escrow	Loan Agreement or Settlement Statement
Monthly Insurance Escrow	Loan Agreement or Settlement Statement
Monthly Capital Expenditure Escrow ($)	Loan Agreement or Settlement Statement
Upfront Leasing Escrow ($)	Loan Agreement or Settlement Statement
Monthly Leasing Escrow ($)	Loan Agreement or Settlement Statement
Upfront Interest Escrow ($) (see Note 4)	Loan Agreement or Settlement Statement
Monthly Interest Escrow ($)	Loan Agreement or Settlement Statement
Upfront Deferred Maintenance Escrow ($)	Loan Agreement or Settlement Statement
Monthly Deferred Maintenance Escrow ($)	Loan Agreement or Settlement Statement

Exhibit 9 to Attachment A Page 2 of 10

Mortgage Loan Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Loan Originator	Loan Agreement
Borrower	Loan Agreement
Guarantor	Guaranty Agreement
Type of Guarantor (Individual or Type of Entity)	Guaranty Agreement
Guarantor FICO (see Note 5)	Credit Report
Sponsor	Loan Agreement
Origination Date	Promissory Note or Loan Agreement
Payment Date	Loan Agreement
First Payment Date (see Note 6)	Loan Agreement
Initial Maturity Date	Loan Agreement
Mortgage Loan Initial Funded Amount ($)	Loan Agreement
Monthly Debt Service ($) (see Note 7)	Loan Agreement
Rate Type	Loan Agreement
Interest Rate	Loan Agreement
Interest Rate Accrual	Loan Agreement
Amortization Type	Loan Agreement
IO Term (months) (see Note 8)	Loan Agreement
Recourse (Y/N)	Guaranty Agreement
Recourse to Guarantor (Full, Partial, Carve‑out, None)	Loan Agreement
Prepayment Provision (see Note 9)	Loan Agreement
Original Yield Maintenance Period (see Notes 9 and 10)	Loan Agreement
Other Prepayment Provision	Loan Agreement
Open Period (see Notes 9 and 10)	Loan Agreement
YM Calculation Method (PV or Int Diff)	Loan Agreement
Calc’d Through (Maturity or Open)	Loan Agreement
PV Discount Treasury Projection Term (Maturity or Open)	Loan Agreement
PV Discount Treasury Compounding Type (MEY or BEY)	Loan Agreement
SPE (Y/N)	Loan Agreement
Independent Director (Y/N)	Loan Agreement
Substitution Permitted (Y/N)	Loan Agreement
Partial Release Permitted (Y/N)	Loan Agreement
Substitution Provision Description	Loan Agreement
Partial Release Provisions	Loan Agreement
Partial Release Premium	Loan Agreement
Grace Period (Late Fee)	Loan Agreement

Exhibit 9 to Attachment A Page 3 of 10

Mortgage Loan Information: (continued)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Grace Period (Principal and Interest)	Loan Agreement
Existing Secondary Financing (Y/N)	Loan Agreement
Secondary Financing Amount (Existing)	Loan Agreement
Secondary Financing Description	Loan Agreement
Future Secondary Financing Allowed (Y/N) (see Note 11)	Loan Agreement
Future Secondary Financing Description	Loan Agreement
Lockbox Type (see Note 12)	Loan Agreement
Lockbox Trigger	Loan Agreement
Cash Management Type (see Note 13)	Loan Agreement
Cash Management and Cash Trap Trigger (for Springing Cash Management) and Cash Trap Trigger (for Hard Cash Management)	Loan Agreement
Number of Properties	Loan Agreement or Underwriting Summary
Multiple Borrowers (Y/N)	Loan Agreement

Notes:

1.
For the purpose of comparing the “Underwriting Information” Compared Mortgage Loan Characteristics that are expressed as dollar values, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $2.00 or less.

2.	For the purpose of comparing the “% HOA” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
a.	The total number of Mortgaged Properties that secure the Mortgage Loan which have an associated HOA fee in the “HOA” column, as shown on the underwriting summary Mortgage Loan Source Document, by
b.	The total number of Mortgaged Properties that secure the Mortgage Loan, as shown in the loan agreement or underwriting summary Mortgage Loan Source Document.

3.	For the purpose of comparing the “% Section 8” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
a.	The total number of units at the Mortgaged Properties that secure the Mortgage Loan which have “Y” in the “Section 8” column, as shown on the underwriting summary Mortgage Loan Source Document, by
b.	The total number of units at the Mortgaged Properties that secure the Mortgage Loan, as shown on the underwriting summary Mortgage Loan Source Document.

Exhibit 9 to Attachment A Page 4 of 10

Notes: (continued)

4.	For the purpose of comparing the “Upfront Interest Escrow ($)” Compared Mortgage Loan Characteristic for the Mortgage Loans identified on the Preliminary Mortgage Loan Data File with Loan IDs of:
a.	26629,
b.	27005 and
c.	26993,
we were instructed by CoreVest, on behalf of the Depositor, to use “$0.00” for the “Upfront Interest Escrow ($)” Compared Mortgage Loan Characteristic as the reserve was refunded back to the respective borrower(s).

5.	For the purpose of comparing the “Guarantor FICO” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Mortgage Loan that has one “Guarantor,” as shown on the Preliminary Mortgage Loan Data File (except for the Mortgage Loans identified on the Preliminary Mortgage Loan Data File with Loan IDs of “27005” (the “27005 Mortgage Loan”) and “26344” (the “26344 Mortgage Loan”), which are described in c. below), use (a) the highest FICO score of the “Guarantor” for the “Guarantor FICO” Compared Mortgage Loan Characteristic if two FICO scores are listed on the credit report Mortgage Loan Source Document or (b) the median FICO score of the “Guarantor” for the “Guarantor FICO” Compared Mortgage Loan Characteristic if three FICO scores are listed on the credit report Mortgage Loan Source Document,

b.
For each Mortgage Loan that has more than one “Guarantor,” as shown on the Preliminary Mortgage Loan Data File (except for the Mortgage Loans identified on the Preliminary Mortgage Loan Data File with Loan IDs of “26467” (the “26467 Mortgage Loan”), “26700” (the “26700 Mortgage Loan”) and “27290” (the “27290 Mortgage Loan”), which are described in d. below), follow the methodology described in a. above to determine the FICO score for each “Guarantor,” and use the highest resulting FICO score for the “Guarantor FICO” Compared Mortgage Loan Characteristic,

c.
For the 27005 Mortgage Loan and 26344 Mortgage Loan, we were instructed by CoreVest, on behalf of the Depositor, to use “N/A” for the “Guarantor FICO” Compared Mortgage Loan Characteristic, as the corresponding guarantors are foreign nationals, and

d.	For the:
i.	26467 Mortgage Loan,
ii.	26700 Mortgage Loan and
iii.	27290 Mortgage Loan,
we were instructed by CoreVest, on behalf of the Depositor, to exclude any guarantor which has insufficient credit funds or history or is a foreign national, as shown on the credit report Mortgage Loan Source Document, and to follow the methodology described in a. above.

Exhibit 9 to Attachment A Page 5 of 10

Notes: (continued)

6.
For the purpose of comparing the “First Payment Date” Compared Mortgage Loan Characteristic for each Mortgage Loan (except for the Mortgage Loan identified on the Preliminary Mortgage Loan Data File with a Loan ID of “26932” (the “26932 Mortgage Loan”), which is described in the succeeding paragraph of this Note 6), we were instructed by CoreVest, on behalf of the Depositor, to assume that the “First Payment Date” is the ninth (9th) day of the calendar month following the first full “Interest Accrual Period” (as defined in the applicable Mortgage Loan Source Document).

For the purpose of comparing the “First Payment Date” Compared Mortgage Loan Characteristic for the 26932 Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “7/9/2019” for the “First Payment Date” Compared Mortgage Loan Characteristic.

7.	For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for each Mortgage Loan except for:
a.
Each Mortgage Loan (i) with an “Amortization Type” of “Amortizing Balloon” or “Interest Only, Amortizing Balloon,” if any, as shown on the Preliminary Mortgage Loan Data File, and (ii) which does not have a stated monthly debt service amount in the applicable Mortgage Loan Source Document (each, a “Recalculated Amortizing Mortgage Loan”) and

b.	Each Mortgage Loan with an “Amortization Type” of “Interest Only,” if any, as shown on the Preliminary Mortgage Loan Data File (each, an “Interest Only Mortgage Loan”), which are described in the succeeding paragraphs of this Note 7, CoreVest, on behalf of the Depositor, instructed us to use the stated monthly debt service amount that is shown in the applicable Mortgage Loan Source Document.

For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for each Recalculated Amortizing Mortgage Loan, CoreVest, on behalf of the
Depositor, instructed us to recalculate the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic using the “PMT” function in Microsoft Excel and:
a.	The “Mortgage Loan Initial Funded Amount ($),” as shown on the Preliminary Mortgage Loan Data File,
b.	The “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File (adjusted as described in the succeeding paragraph of this Note 7) and
c.	Principal amortization period, as shown in the applicable Mortgage Loan Source Document, of each Recalculated Amortizing Mortgage Loan.

For the purpose of the “Monthly Debt Service ($)” recalculation described above for each Recalculated Amortizing Mortgage Loan, all of which have an “Interest Rate Accrual” of “Actual/360,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to divide the “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File, by 12 and then multiply by a fraction equal to 365/360.

Exhibit 9 to Attachment A Page 6 of 10

Notes: (continued)

7. (continued)

For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for each Interest Only Mortgage Loan, all of which have an “Interest Rate Accrual” of “Actual/360,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to recalculate the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic as 1/12th of the product of:
a.	The “Mortgage Loan Initial Funded Amount ($),” as shown on the Preliminary Mortgage Loan Data File,
b.	The “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File, and
c.	365/360.

8.
For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for each Mortgage Loan with an “Amortization Type” of “Amortizing Balloon,” if any, as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “IO Term (months)” Compared Mortgage Loan Characteristic.

For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for each Interest Only Mortgage Loan, if any, CoreVest, on behalf of the Depositor, instructed us to use the “Original Term to Maturity (months)” (as defined in Item 15. of Attachment A), as shown on the Preliminary Mortgage Loan Data File, for the “IO Term (months)” Compared Mortgage Loan Characteristic.

For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for each Mortgage Loan with an “Amortization Type” of “Interest Only, Amortizing Balloon,” if any, as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to assume that for the purpose of determining the “IO Term (months),” the first “Payment Date” is the ninth (9th) day of the calendar month following the first full “Interest Accrual Period” (as defined in the applicable Mortgage Loan Source Document).

9.	For certain Mortgage Loans, the applicable Mortgage Loan Source Document contains:
a.	A definition for “Par Prepayment Date,” which is shown as a certain “Payment Date” (e.g., the 114th Payment Date),
b.	A definition for “Payment Date,” which is defined as “with respect to each Interest Accrual Period, the ninth (9th) day of the calendar month immediately succeeding such Interest Accrual Period” and
c.
A definition for “Interest Accrual Period,” which is defined as “each period from and including the first day of a calendar month through and including the last day of such calendar month.  Notwithstanding the foregoing, the first Interest Accrual Period shall commence on and include the Closing Date.”

Exhibit 9 to Attachment A Page 7 of 10

Notes: (continued)

9. (continued)

For the purpose of comparing the:
a.	Prepayment Provision,
b.	Original Yield Maintenance Period and
c.	Open Period
Compared Mortgage Loan Characteristics for each Mortgage Loan described in the preceding paragraph, CoreVest, on behalf of the Depositor, instructed us to assume that for the purpose of determining the “Par Prepayment Date,” the first “Payment Date” is the ninth (9th) day of the calendar month which follows the calendar month in which the “Closing Date” occurs (the “Stub Payment Date”), even though:
i.	There will not be a debt service payment made on the Stub Payment Date and
ii.
The “First Payment Date” of the Mortgage Loan, as shown on the Preliminary Mortgage Loan Data File, will be the ninth (9th) day of the second calendar month which follows the calendar month in which the “Closing Date” occurs.

For the Mortgage Loan identified on the Preliminary Mortgage Loan Data File with a Loan ID of “27492” (the “27492 Mortgage Loan”), the applicable Source Document indicates a prepayment penalty period of 112 payments and an open period of eight payments and the applicable Source Document contains the following defined terms:

"Prepayment Premium" means the Yield Maintenance Premium, provided that for the first 5% of the Loan Amount prepaid in total in any Loan Year, up to 25% total for the term of the Loan, the Prepayment Premium shall be equal to one percent (1%) of the principal amount of the Loan prepaid (the "1% Prepayment Rate"), with the Yield Maintenance Premium applying only to the principal amount of the Loan, if any, prepaid in excess of such 5% amount in any Loan Year. The foregoing notwithstanding, if the principal amount of the Loan prepaid in any Loan Year is less than 5% of the Loan Amount, the percentage shortfall shall be added to the percentage available for the following Loan Year, on a cumulative basis, and the Yield Maintenance Premium shall apply only to the principal amount of the Loan prepaid in excess of such higher percentage. For example, if the principal amount of the Loan prepaid in the first Loan Year is 2% of the Loan Amount, then 8% of the Loan Amount could be prepaid in the second Loan Year for the 1% Prepayment Premium and, if 6% of the Loan Amount were then prepaid in the second Loan Year, 7% of the Loan Amount could be prepaid for the 1% Prepayment Premium in the third Loan Year. The foregoing notwithstanding, (a) any prepayments of the principal amount of the Loan in excess of 5% ( or such greater percentage as may be applicable as provided above) of the Loan Amount in any Loan Year shall not reduce the percentage of the Loan Amount available for prepayment at the 1% Prepayment Rate in any succeeding year(s) but shall as set forth above be subject to the Yield Maintenance Premium, (b) any prepayments of the principal amount of the Loan to which the Prepayment Premium is not applicable, shall not reduce the percentage of the Loan Amount available for prepayment at the 1% Prepayment Rate, and (c) if an Event of Default exists, the 1% Prepayment Premium shall not apply and the Prepayment Premium shall be equal to the Yield Maintenance Premium for all prepayments of principal amounts of the Loan.

Exhibit 9 to Attachment A Page 8 of 10

Notes: (continued)

9. (continued)

"Yield Maintenance Premium" means an amount determined by Lender to be equal to the greater of (a) one percent (1%) of the principal amount of the Loan prepaid and (b) the excess, if any, of (i) the sum of the present values of all then-scheduled payments of principal and interest on the principal amount of the Loan being prepaid through the Maturity Date (including a balloon payment on the Maturity Date of the remaining principal on the Maturity Date), with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate when compounded semi-annually, and deducting from the sum of such present values any interest paid for the period from the date of prepayment to the next succeeding Payment Date in the event such payment is not made on a Payment Date, over (ii) the principal amount of the Loan being prepaid.

For the purpose of comparing the “Prepayment Provision” Compared Mortgage Loan Characteristic for the 27492 Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “1% (up to the first 25% of OPB during the life of the loan not to exceed 5% of OPB per year) and YM1 (over 5% of OPB per year)/112_0%/8.”

10.
For the purpose of comparing the “Original Yield Maintenance Period” Compared Mortgage Loan Characteristic for each Mortgage Loan that can be prepaid with yield maintenance, as shown in the applicable Mortgage Loan Source Document (each, a “Yield Maintenance Mortgage Loan”), we were instructed by CoreVest, on behalf of the Depositor, to include the number of “Payment Dates” from and including the “First Payment Date” through and including the “Initial Maturity Date” of the Yield Maintenance Mortgage Loan on which the borrower is required to remit a yield maintenance payment in connection with a voluntary prepayment of the Yield Maintenance Mortgage Loan in the “Original Yield Maintenance Period” of the Yield Maintenance Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 9 above, as applicable), as shown in the applicable Mortgage Loan Source Document.

For each Mortgage Loan that is not a Yield Maintenance Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Original Yield Maintenance Period” characteristic.

For the purpose of comparing the “Open Period” Compared Mortgage Loan Characteristic for each Mortgage Loan, we were instructed by CoreVest, on behalf of the Depositor, to include the number of “Payment Dates” from and including the “First Payment Date” through and including the “Initial Maturity Date” of the Mortgage Loan on which the borrower can voluntarily prepay the Mortgage Loan without the payment of a yield maintenance payment or a prepayment premium in the “Open Period” of the Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 9 above, as applicable), as shown in the applicable Mortgage Loan Source Document.

Exhibit 9 to Attachment A Page 9 of 10

Notes: (continued)

11.
For the purpose of comparing the “Future Secondary Financing Allowed (Y/N)” Compared Mortgage Loan Characteristic for each Mortgage Loan that references a “Permitted Mezzanine Loan” in the applicable Mortgage Loan Source Document, if any, we were instructed by CoreVest, on behalf of the Depositor, to assume that this “Permitted Mezzanine Loan” debt does not constitute additional debt that may be placed by the borrower on the collateral that secures the Mortgage Loan, and to use “N” for the “Future Secondary Financing Allowed (Y/N)” Compared Mortgage Loan Characteristic.

12.	For the purpose of comparing the “Lockbox Type” Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, instructed us to use the following definitions, if any:
a.
Springing – As of the origination date of the Mortgage Loan, the borrower and/or related property manager is required to deposit any rent it receives in a rent deposit account or restricted account, as applicable.  Upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, the lender requires or has the option to require the borrower to direct tenants to deposit funds directly to a lockbox account or restricted account, as applicable,

b.	Hard – As of the origination date of the Mortgage Loan, there is an established lockbox account controlled by the lender into which tenants are required to deposit rents directly and
c.	N/A – As of the origination date of the Mortgage Loan, either:
i.	The borrower or the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt,
ii.
The borrower or the related property manager is required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt, however, there are no requirements for the borrower to direct tenants to deposit funds directly to a rent deposit account upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, or

iii.
The borrower of the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt. Upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, the lender has the option to require the borrower to direct tenants to deposit funds directly to an account designated by the lender or to such other third party as directed by the lender.

Exhibit 9 to Attachment A Page 10 of 10

Notes: (continued)

13.	For the purpose of comparing the “Cash Management Type” Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, instructed us to use the following definitions, if any:
a.
Springing – Prior to an event of default or certain trigger events that are described in the applicable Mortgage Loan Source Document, all cash on deposit in a rent deposit account is released periodically to the borrower.  Upon the occurrence an event of default or certain trigger events that are described in the applicable Mortgage Loan Source Document, all cash on deposit in the rent deposit account will be swept to a lender controlled cash management account and will be applied in accordance with the terms of the applicable Mortgage Loan Source Document,

b.
Hard – As of the origination date of the Mortgage Loan, all cash on deposit in the rent deposit account is swept to a lender controlled cash management account and is applied in accordance with the terms of the applicable Mortgage Loan Source Document and

c.	N/A – In accordance with the terms of the applicable Mortgage Loan Source Document, no cash management account is required to be established during the term of the related Mortgage Loan.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, qualifications, assumptions, methodologies and exceptions provided by CoreVest, on behalf of the Depositor, that are described in the notes above.

Exhibit 10 to Attachment A

Provided Mortgage Loan Characteristics

Characteristic

Loan ID
Closed (Y/N)
Include Y/N
Prefunding (Y/N)
Pool
Loan Seller
Loan Owner
Loan Purpose
Refinance Type
Loan
Next Due Date
Lien Position
Cut Off Date Value ($)
Guarantor Net Worth
Guarantor Liquidity
Recourse to Borrower (Full, Partial, Carve-out, None)
Number of Units
Occupancy as of Date
Rent Rolls Required as of 12/31 (Y/N)
Rent Rolls (Y/N)
Frequency of Rent Rolls
Operating Statement (Y/N)
Frequency of Operating Statements
Property Manager
Property Manager Type
Servicer
Servicing Fee ($)
Servicing Fee Rate
Trustee/Note Administrator Fee Rate
CREFC® License Fee Rate
Special Servicing Fee
Property Management Consultant Fee
Operating Statement Required as of 12/31 (Y/N)
Rank Loan Number
3/31 Occupancy
NOI as of 3/31
NCF as of 3/31

Note:	We performed no procedures to determine the accuracy, completeness or reasonableness of the Provided Mortgage Loan Characteristics.